EXHIBIT 1

                      AMENDED JOINT FILING AGREEMENT

        In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of Amendment No. 14 to Statement on Schedule 13D (including amendments thereto) with respect to the common stock of Storage Equities, Inc. and further agree that this agreement be included as an exhibit to such filing. Each party to this agreement expressly authorizes each other party to file on its behalf any and all amendments to such Statement.

        In evidence whereof, the undersigned have caused this Agreement to be executed on their behalf this 26th day of January, 1995.

                                  PUBLIC STORAGE PARTNERS, LTD.
                                  a California limited partnership

                                  By: PUBLIC STORAGE, INC.
                                      General Partner

                                      By: /s/B. WAYNE HUGHES
                                          -------------------
                                          B. Wayne Hughes
                                          President

                                  PUBLIC STORAGE PARTNERS II, LTD.
                                  a California limited partnership

                                  By: PUBLIC STORAGE, INC.
                                      General Partner

                                      By: /s/B. WAYNE HUGHES
                                          -------------------
                                          B. Wayne Hughes
                                          President

                                  PUBLIC STORAGE PROPERTIES, LTD.
                                  a California limited partnership

                                  By: PUBLIC STORAGE, INC.
                                      General Partner

                                      By: /s/B. WAYNE HUGHES
                                          -------------------
                                          B. Wayne Hughes
                                          President

                                  PUBLIC STORAGE PROPERTIES IV, LTD.
                                  a California limited partnership

                                  By: PUBLIC STORAGE, INC.
                                      General Partner

                                      By: /s/B. WAYNE HUGHES
                                          -------------------
                                          B. Wayne Hughes
                                          President

                                  PUBLIC STORAGE PROPERTIES V, LTD.
                                  a California limited partnership

                                  By: PUBLIC STORAGE, INC.
                                      General Partner

                                      By: /s/B. WAYNE HUGHES
                                          -------------------
                                          B. Wayne Hughes
                                          President

                                  PS INSURANCE COMPANY, LTD.

                                  By: /s/OBREN B. GERICH
                                      -------------------
                                      Obren B. Gerich,
                                      Vice President

                                  PUBLIC STORAGE MANAGEMENT, INC.

                                  By: /s/OBREN B. GERICH
                                      -------------------
                                      Obren B. Gerich,
                                      Vice President

                                  PUBLIC STORAGE, INC.

                                  By: /s/B. WAYNE HUGHES
                                      -------------------
                                      B. Wayne Hughes,
                                      President

                                  /s/B. WAYNE HUGHES
                                  ----------------------
                                  B. Wayne Hughes

                                  /s/B. WAYNE HUGHES, JR.
                                  ----------------------
                                  B. Wayne Hughes, Jr.

                                  /s/TAMARA LYNN HUGHES, TRUSTEE
                                  ----------------------
                                  Tamara Lynn Hughes, Trustee FBO
                                  Parker Hughes Trust No. 2 DTD
                                  12/24/92

                                  /s/TAMARA L. HUGHES
                                  ----------------------
                                  Tamara L. Hughes